INDEXIQ ETF TRUST
IQ S&P HIGH YIELD LOW VOLATILITY BOND ETF
(the “Fund”)
Supplement dated October 26, 2021 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated August 31, 2021, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.
Effective immediately, Alexandra Wilson-Elizondo will no longer serve as a portfolio manager for the Fund. All references to Ms. Wilson-Elizondo are deleted in their entirety. Eric Gold will continue to serve as portfolio manager for the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
MEHYLV16d-10/21